                                                                     Exhibit 4.1


                                ALDERWOODS GROUP

- NUMBER -                                                     - SHARES -

                                                          CUSIP NO. 014383 10 3

THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF $0.01 PAR VALUE, OF

                             ALDERWOODS GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.


Dated:



/s/ Bradley D. Stam                                            /s/ John S. Lacey
Corporate Secretary                                            Chairman

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     -   tenants in common             UTMA - ______ Custodian ______
                                                     (Cust)          (Minor)

TEN ENT     -   as tenants by entireties       under Uniform Transfer to Minors

JT TEN      -   as tenants with right of survivorship       Act_________________
                and not as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.


For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
  IDENTIFYING NUMBER OF ASSIGNEE
/_______________________________________/______________________________________
_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________ _______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        _______________________________________
                                       ________________________________________


      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                  CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.